INVESTOR PRESENTATION 2nd Quarter 2025 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW Founded in 1863 $9.1 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana, greater Indianapolis, and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans, and tax equity investments  Community solar, commercial and industrial, small utility scale, university, and municipal projects  Energy storage solutions Specialty Finance  National and international footprint  Auto rental and leasing  Truck rental and leasing  Construction machinery  Corporate and personal aircraft 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $3.60 billion Community Bank Loans & Leases $3.50 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 49% SPECIALTY FINANCE 51% Business 76% Personal 24%

COMMUNITY BANKING 78 Banking Centers 98 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $5.9 billion of assets under management 10 1st Source Insurance offices 3 Loan Production offices 7page In person OnlineOver the phone Mobile

RENEWABLE ENERGY FINANCING



Our Renewable Energy Financing Division provides sponsors and developers with one-stop-shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial and industrial, small utility scale, university, and municipal projects. Loans and investments are made across the contiguous United States with a focus in the Northeast and Midwest.

Financed solar projects positively impact communities across our growing portfolio through energy cost savings and renewable energy generation and energy storage solutions.

Environmental Impact

The estimated aggregate power capacity of financed projects avoids 356,895 metric tons of carbon greenhouse emissions annually.*

- Over $573 million in loans and leases outstanding as of June 30, 2025
- Over $180 million invested to date in tax equity partnership investments as of June 30, 2025

Equivalent Emissions Avoided Annually*

40,159,246 gallons of gasoline consumed	-or-	**35,058,470** gallons of diesel consumed	-or-	**396,444,529** Pounds of coal burned	-or-	**4,725** tanker trucks' worth of gasoline
47,930 homes' energy use for one year	-or-	**74,375** homes' electricity use for one year	-or-	**1,979** railcars' worth of coal burned	-or-	**826,288** barrels of oil consumed

* Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of July 9, 2025

1st Source Corporation

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SPECIALTY FINANCE GROUP Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and commercial auto leasing companies, and light truck rental and leasing companies. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. 9page

84.1 115.3 141.7 153.4 0 25 50 75 100 125 150 175 Q2 22 Q2 23 Q2 24 Q2 25 Zelle Transactions (000s)7 65.8 69.0 71.1 75.2 45 50 55 60 65 70 75 80 Q2 22 Q2 23 Q2 24 Q2 25 Mobile Users (000s)² Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers Credit Score Mgmt.⁴ Debit Card Control Digital Wallet ⁵ 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Launched service in May 2022 5 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps 6 Based on Apple’s App Store rating at quarter-end 7 Some previously reported quarterly transactions have been modified. page 10 11K RATINGS 4.8  11K RATINGS 6 27% 28% 32% 33% 23% 23% 23% 23% 27% 27% 25% 24% 23% 22% 20% 20% 0% 25% 50% 75% 100% Q2 22 Q2 23 Q2 24 Q2 25 Service Usage3 4+ 3 2 1 62% 64% 67% 69% 14% 13% 12% 11% 24% 23% 21% 20% 0% 25% 50% 75% 100% Q2 22 Q2 23 Q2 24 Q2 25 Digital Adoption¹ Mobile & Online Online Only Non-Digital

page 11 INSTANT PAYMENTS Launched instant payment systems Real Time Payments (RTP) and FedNow over three phases in 2023: • RTP - Receive & Send - May ‘23 • FedNow - Receive & Send - July ‘23  Send capabilities for instant payments restricted to business clients only Since initial launch, 1st Source received or sent over $345 million through RTP and FedNow channels, as well as surpassed 298,000 total transactions. 94 217 283 519 726 1046 1,101 1,485 0 200 400 600 800 1000 1200 1400 1600 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Total Transaction Volume Sent 22,327 28,758 31,734 35,858 38,120 38,706 37,501 42,896 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Total Transaction Volume Received

AN EXPERIENCED AND PROVEN TEAM Executive Team 6 executives with an average 36 years each of banking experience and 27 years with 1st Source Business Banking Officers 41 business banking officers with an average 20 years each of lending experience and with 1st Source from 1 to 36 years Specialty Finance Group Officers 25 specialty finance officers with an average 24 years each of lending experience and with 1st Source from 1 to 34 years 12page

PERFORMANCE CLIENT Indiana SBA Community Lender Award 2013-2024 #1 SBA Lender Headquartered in State of Indiana with assets of less than $10 billion #1 Deposit share in our 16 contiguous county market #4 Lender of Community Development Loans (Total Dollars) in State of Indiana by Banks Headquartered in Indiana. 2023 CRA data by FFIEC. #2 Lender of Community Development Loans (# of Loans) in State of Indiana by Banks Headquartered in Indiana. 2023 CRA data by FFIEC. #33 On Monitor Magazine’s 2024-25 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. #20 On Monitor Magazine’s 2025 Top 50 Bank Equipment Finance Companies in the U.S. 2024 Commitment to Community Award Indiana Banker’s Association - $3 Billion or more in assets 13page

PERFORMANCE LEADERSHIP 2025 Forbes’ America’s Best Banks list 2025 Forbes’ America’s Best Midsize Employers 2025 Forbes’ Best in State Banks 2025 Forbes’ Best Employers for New Grads 2024 Forbes’ America’s Best-in-State Employers 2024 US News & World Report – Best Companies to Work For - Midwest Indianapolis Business Journal’s 250 Most Influential Business Leaders Christopher J. Murphy III Chairman and CEO 1st Source Corporation Tracy D. Graham & Isaac P. Torres Board Members Top 50 Women Leaders of Ohio for 2025 Melody Birmingham Board Member 2024 Woman of Influence Award by South Bend Regional Chamber of Commerce Andrea Short President, 1st Source Corporation President and CEO, 1st Source Bank 14page

FINANCIAL REVIEW

16page 5987 6426 6121 6201 6394356 285 836 918 947 0.19% 0.38% 1.77% 2.34% 2.17% 0.00% 1.00% 2.00% 3.00% 4.00% 0 3,000 6,000 9,000 2021 2022 2023 2024 2025 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 6711 6957 7119 7341 6343

17page Time 26% Noninterest- bearing demand 21% Interest- bearing demand 35% Savings 18% Public Fund 20% Brokered 7% Business 26% Consumer (1) 47% (1) Includes business customer certificates of deposit which were immaterial Approximately 229,000 deposit accounts with an average balance of $32,400. Account Type Owner Classification Diversified Deposit Mix End of Period Balances

18page $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 June 18 June 19 June 20 June 21 June 22 June 23 June 24 1st Source Chase Lake City Bank Fifth Third Horizon Bank DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2024 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2024 ______14.28% ___________10.00% ___9.91% ________4.86% _____4.48%

19page 5438 5567 6204 6598 6884 4.32% 4.74% 6.25% 6.84% 6.76% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 3000 4500 6000 7500 2021 2022 2023 2024 2025 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

20page Commercial Real Estate 18% Residential Real Estate 10% Consumer 2% Medium and Heavy Duty Truck 4% Auto and Light Truck 14% Construction Equipment 17% Aircraft 16% Commercial 19% DIVERSIFIED LOAN PORTFOLIO 2025 Average Loans by Type

21page 2.38% 2.32% 2.26% 2.27% 2.30% 2021 2022 2023 2024 2025 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 0.77% 0.45% 0.37% 0.46% 1.06% 2021 2022 2023 2024 2025 YTD Low Nonperforming Assets 0.16% 0.03% -0.04% 0.09% 0.06% 2021 2022 2023 2024 2025 YTD Limited Losses Nonperforming Assets Net Charge-Offs (Recoveries) Solid Reserves

22page 118.5 120.5 124.9 132.6 66.2 74.8 4.70 4.84 5.03 5.36 2.68 3.02 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 $150 2021 2022 2023 2024 2024 YTD 2025 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

23page 150.6 170.0 167.6 183.5 92.8 106.8 $0 $50 $100 $150 $200 2021 2022 2023 2024 2024 YTD 2025 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

24page 1.41% 1.14% 1.53% 1.49% 1.48% 1.52% 1.69% 11.50% 9.41% 13.07% 13.81% 13.48% 12.54% 12.96% 12.85% 10.42% 14.40% 15.28% 14.82% 13.62% 13.96% 6.00% 10.00% 14.00% 18.00% 0.80% 1.40% 2.00% 2.60% 3.20% 2019 2020 2021 2022 2023 2024 2025 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of March 31, 2025. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 13.96% 13.62% ROAE 10.89% 10.97% ROAA 1.16% 1.22%

25page 237.1 264.1 279.4 301.4 146.3 166.4 3.23% 3.45% 3.51% 3.64% 3.57% 3.95% 2.75% 3.75% 4.75% 5.75% $0 $55 $110 $165 $220 $275 $330 2021 2022 2023 2024 2024 YTD 2025 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

26page Trust, Wealth Advisory, and Retirement Plan Services 31% Other 21% Debit Card 20% Service Charges on Deposit Accounts 14% Insurance Commissions 9% Mortgage Banking 4% Equipment Rental 1% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $5.9B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2025 = $44.8MM* 21% of Total Revenue*

27page 172.5 174.7 194.6 199.5 96.3 104.2 53.5% 51.1% 54.2% 51.9% 51.4% 49.8% 45.0% 55.0% 65.0% 75.0% $25.0 $75.0 $125.0 $175.0 $225.0 2021 2022 2023 2024 2024 YTD 2025 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

16.76% 16.10% 16.25% 17.08% 17.30% 2021 2022 2023 2024 2025 YTD 28page 11.89% 12.63% 13.26% 14.05% 14.39% 2021 2022 2023 2024 2025 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 15.50% 14.84% 14.99% 15.82% 16.04% 2021 2022 2023 2024 2025 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 10.39% 9.45% 10.48% 11.61% 12.38% 2021 2022 2023 2024 2025 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: There were 54,982 shares of treasury stock repurchased in 2025

29page 17.30% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1st Source Corp Well-Capitalized LONG HISTORY OF CONSERVATIVE CAPITAL Total Capital (To Risk-Weighted Assets) 10% Well Capitalized

30page $26.30 $29.18 $31.62 $33.64 $31.63 $37.06 $41.89 $45.44 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 2018 2019 2020 2021 2022 2023 2024 2025 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

31page 0.671 0.720 0.760 0.960 1.100 1.130 1.210 1.260 1.300 1.400 1.120 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD COMMON DIVIDENDS PER SHARE 37 YEARS OF CONSECUTIVE DIVIDEND GROWTH

32page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

33page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – July 23, 2025

PERFORMANCE FINANCIAL 2019-2025 KBW Bank Honor Roll Seventh consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share 2025 Forbes’ America’s Best Banks list 2024 S&P Global Market Intelligence’s Top 50 Community Banks #25 with $3B to $10B in assets 2024 Piper Sandler Sm-All Stars One of 30 banks/thrifts identified as a top performing small-cap bank in the country Bank Performance Scorecard by Bank Director Magazine #26 Of 123 banks between $5 billion and $50 billion in assets 5-Star Superior Rating – BauerFinancial 37 Years of consecutive dividend growth 34page NCIAL

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital and liquidity position and 37 consecutive years of dividend growth 35page

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO 1st Source Corporation (574) 235-2711 Murphy-c@1stsource.com Andrea G. Short President, 1st Source Corporation President and CEO, 1st Source Bank (574) 235-2348 shorta@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 36page

APPENDIX

CONSOLIDATED BALANCE SHEET 38page (Dollars in millions) 2021 2022 2023 2024 2025 YTD Cash and cash equivalents 525$ 123$ 130$ 125$ 149$ Investment securities and other investments* 1,890 1,800 1,648 1,560 1,478 Loans and leases, net of unearned discount 5,360 6,015 6,520 6,857 7,102 Allowance for loan and lease losses (127) (139) (148) (155) (163) Other assets 448 540 578 545 521 Total assets 8,096$ 8,339$ 8,728$ 8,932$ 9,087$ Noninterest-bearing deposits 2,053$ 1,998$ 1,656$ 1,639$ 1,584$ Interest-bearing deposits 4,626 4,930 5,383 5,591 5,859 Total deposits 6,679 6,928 7,039 7,230 7,443 Total borrowings 330 321 419 347 211 Other liabilities 118 166 202 173 176 Total shareholders' equity 916 864 989 1,111 1,198 Noncontrolling interests 53 60 79 71 59 Total equity 969 924 1,068 1,182 1,257 Total liabilities and equity 8,096$ 8,339$ 8,728$ 8,932$ 9,087$ *All investment securities are available for sale. The Company does not hold any held to maturity investment securities.

CONSOLIDATED INCOME STATEMENT 39page (Dollars in millions) 2021 2022 2023 2024 2024 YTD 2025 YTD Net interest income 237$ 263$ 279$ 301$ 146$ 166$ (Recovery of provision) provision for credit losses (4) 13 6 12 7 11 Noninterest income* 86 81 84 82 43 45 Noninterest expense* 172 174 195 200 96 104 Income before income taxes 155 157 162 171 86 96 Income tax expense 36 36 37 38 20 21 Net income 119 121 125 133 66 75 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 119$ 121$ 125$ 133$ 66$ 75$ Diluted net income per common share 4.70$ 4.84$ 5.03$ 5.36$ 2.68$ 3.02$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

40page Transportation & Warehousing 14%Finance & Insurance and Real Estate 15% Services 20% Retail Trade 8% Construction 13% Manufacturing 13% Ag, Forestry, Fishing & Hunting 9% Wholesale Trade 4% Other* 4% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

59% 37% 4% 41page Interest Rate Risk Characteristics • Variable rate loans reprice quickly — 90.3% of Variable reprice within 3 months. • Fixed rate loans have short terms • Weighted average remaining life of 2.73 years. • Stable, low-cost deposit funding base — The effective rate on deposits as of June 30, 2025, was 2.17%. — 21% non-interest-bearing deposit • Liquid and high-quality investment portfolio of $1.5 billion. • Average investment portfolio duration of 3.2 years. Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +0.57% -1.06% LOANS Fixed Variable Repricing within 3 months Variable Repricing greater than 3 months ASSET LIABILITY MANAGEMENT Fixed WARL of 2.73 years.

42page OWNERSHIP SUMMARY Institution (Top 10 Institutions) Shares % of Total BlackRock Inc. 2,001,804 8.2% Dimensional Fund Advisors LP 1,519,046 6.2% Vanguard Group Inc. 1,068,094 4.3% Charles Schwab Investment Mgmt 612,000 2.5% AllianceBernstein LP 514,752 2.1% Wellington Management Group LLP 471,652 1.9% Geode Capital Management LLC 461,226 1.9% Boston Trust Walden Co. 411,510 1.7% First Trust Advisors LP 324,344 1.3% Bridgeway Capital Management LLC 282,556 1.1% Top 10 Institutions(2) 7,666,984 31.2% Other 4,850,342 19.8% Total Institutional Ownership(2) 12,517,326 51.0% Institutional, 51.0% Insiders, 25.7% Retail/Other, 20.5% 1st Source ESOP, 2.8% (1) As of June 30, 2025 (2) As of March 31, 2025 or most recently reported data Source: S&P Global Market Intelligence and Company filings Institutional 12,517,326 51.0% Insiders 6,306,644 25.7% Retail/Other 5,016,349 20.5% 1st Source ESOP 690,477 2.8% Total Shares Outstanding(1) 24,530,796 100.0%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Yield on Loans and Leases

(Dollars in thousands)		2021	2022	2023	2024	2025 YTD
(A)	Loans and leases interest income (GAAP)	$ 234,583	$ 263,677	$ 387,143	$ 451,115	$ 230,696
(B)	Plus: loans and leases fully tax-equivalent adjustments	319	366	381	317	150
(C)	Loans and leases interest income - FTE (A+B)	234,902	264,043	387,524	451,432	230,846
(D)	Average loans and leases	$ 5,437,817	$ 5,566,701	$ 6,203,857	$ 6,598,329	$ 6,884,176
(E)	Annualization factor	1.00	1.00	1.00	1.00	2.02
	Yield on loans and leases (GAAP) (A*E)/D	4.31%	4.74%	6.24%	6.84%	6.76%
	Yield on loans and leases - FTE (C*E)/D	4.32%	4.74%	6.25%	6.84%	6.76%

Pre-Tax, Pre-Provision Income

(Dollars in thousands)		2021	2022	2023	2024	2024 YTD	2025 YTD
(A)	Income before income taxes (GAAP)	$ 154,885	$ 156,787	$ 161,680	$ 171,057	$ 85,614	$ 95,829
(B)	Plus: (Recovery of provision) provision for credit losses	(4,303)	13,245	5,866	12,466	7,163	10,955
(C)	Pre-tax pre-provision income (A+B)	$ 150,582	$ 170,032	$ 167,546	$ 183,523	$ 92,777	$ 106,784

Calculation of Return on Average Tangible Common Equity

(Dollars in thousands)		2019	2020	2021	2022	2023	2024	2025 YTD
(A)	Net income (GAAP)	$ 91,960	$ 81,437	$ 118,534	$ 120,509	$ 124,927	$ 132,623	$ 74,839
(B)	Average common shareholders' equity (GAAP)	799,736	865,278	906,951	872,721	926,935	1,057,331	1,164,624
(C)	Less: average goodwill and intangible assets	83,985	83,959	83,937	83,916	83,905	83,907	83,896
(D)	Average tangible common shareholders' equity (B-C)	$ 715,751	$ 781,319	$ 823,014	$ 788,805	$ 843,030	$ 973,424	$ 1,080,728
(E)	Annualization factor	1.00	1.00	1.00	1.00	1.00	1.00	2.02
	Return on average common equity (GAAP) (A*E)/B	11.50%	9.41%	13.07%	13.81%	13.48%	12.54%	12.96%
	Return on average tangible common equity (A*E)/D	12.85%	10.42%	14.40%	15.28%	14.82%	13.62%	13.96%

1st Source Corporation

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Net Interest Margin

(Dollars in thousands)		2021	2022	2023	2024	2024 YTD	2025 YTD
(A)	Interest income (GAAP)	$ 254,772	$ 293,816	$ 416,907	$ 484,017	$ 237,637	$ 250,520
(B)	Plus: fully tax-equivalent adjustments	459	628	741	586	292	300
(C)	Interest income - FTE (A+B)	255,231	294,444	417,648	484,603	237,929	250,820
(D)	Interest expense (GAAP)	18,134	30,347	138,260	183,200	91,672	84,390
(E)	Net interest income (GAAP) (A-D)	236,638	263,469	278,647	300,817	145,965	166,130
(F)	Net interest income - FTE (C-D)	237,097	264,097	279,388	301,403	146,257	166,430
(G)	Average earning assets	$ 7,338,639	$ 7,661,168	$ 7,956,604	$ 8,284,489	$ 8,242,841	$ 8,489,665
(H)	Annualization factor	1.00	1.00	1.00	1.00	2.01	2.02
	Net interest margin (GAAP) (E*H)/G	3.22%	3.44%	3.50%	3.63%	3.56%	3.95%
	Net interest margin - FTE (F*H)/G	3.23%	3.45%	3.51%	3.64%	3.57%	3.95%

Noninterest Income

(Dollars in thousands)		2021	2022	2023	2024	2024 YTD	2025 YTD
(A)	Noninterest income (GAAP)	$ 100,092	$ 91,262	$ 90,623	$ 86,307	$ 45,377	$ 46,160
(B)	Less: depreciation - leased equipment	(13,694)	(10,023)	(7,093)	(4,073)	(2,287)	(1,337)
(C)	Noninterest income - adjusted (A-B)	$ 86,398	$ 81,239	$ 83,530	$ 82,234	$ 43,090	$ 44,823

Noninterest Expense

(Dollars in thousands)		2021	2022	2023	2024	2024 YTD	2025 YTD
(A)	Noninterest expense (GAAP)	$ 186,148	$ 184,699	$ 201,724	$ 203,601	$ 98,565	$ 105,506
(B)	Less: depreciation - leased equipment	(13,694)	(10,023)	(7,093)	(4,073)	(2,287)	(1,337)
(C)	Noninterest expense - adjusted (A-B)	$ 172,454	$ 174,676	$ 194,631	$ 199,528	$ 96,278	$ 104,169

1st Source Corporation

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Efficiency Ratio

(Dollars in thousands)		2021	2022	2023	2024	2024 YTD	2025 YTD
(A)	Net interest income (GAAP)	$ 236,638	$ 263,469	$ 278,647	$ 300,817	$ 145,965	$ 166,130
(B)	Net interest income - FTE	237,097	264,097	279,388	301,403	146,257	166,430
(C)	Plus: noninterest income (GAAP)	100,092	91,262	90,623	86,307	45,377	46,160
(D)	Less: (gains)/losses on investment securities and partnership investments	(1,020)	(3,714)	(3,875)	809	(1,966)	(2,166)
(E)	Less: depreciation - leased equipment	(13,694)	(10,023)	(7,093)	(4,073)	(2,287)	(1,337)
(F)	Total net revenue (GAAP) (A+C)	336,730	354,731	369,270	387,124	191,342	212,290
(G)	Total net revenue - adjusted (B+C-D-E)	322,475	341,622	359,043	384,446	187,381	209,087
(H)	Noninterest expense (GAAP)	186,148	184,699	201,724	203,601	98,565	105,506
(E)	Less: depreciation - leased equipment	(13,694)	(10,023)	(7,093)	(4,073)	(2,287)	(1,337)
(I)	Noninterest expense - adjusted (H-E)	$ 172,454	$ 174,676	$ 194,631	$ 199,528	$ 96,278	$ 104,169
	Efficiency ratio (GAAP-derived) (H/F)	55.3%	52.1%	54.6%	52.6%	51.5%	49.7%
	Efficiency ratio - adjusted (I/G)	53.5%	51.1%	54.2%	51.9%	51.4%	49.8%

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)		2021	2022	2023	2024	2025 YTD
(A)	Total common shareholders' equity (GAAP)	$ 916,255	$ 864,068	$ 989,568	$ 1,111,068	$ 1,198,589
(B)	Less: goodwill and intangible assets	(83,926)	(83,907)	(83,916)	(83,897)	(83,895)
(C)	Total tangible common shareholders' equity (A-B)	832,329	780,161	905,652	1,027,171	1,114,694
(D)	Total assets (GAAP)	8,096,289	8,339,416	8,727,958	8,931,938	9,087,162
(B)	Less: goodwill and intangible assets	(83,926)	(83,907)	(83,916)	(83,897)	(83,895)
(E)	Total tangible assets (D-B)	$8,012,363	$ 8,255,509	$ 8,644,042	$ 8,848,041	$ 9,003,267
	Common equity-to-assets ratio (GAAP-derived) (A/D)	11.32%	10.36%	11.34%	12.44%	13.19%
	Tangible common equity-to-tangible assets ratio (C/E)	10.39%	9.45%	10.48%	11.61%	12.38%

1st Source Corporation

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46page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2018 2019 2020 2021 2022 2023 2024 2025 YTD (A) Total common shareholders' equity (GAAP) 762,082$ 828,277$ 886,845$ 916,255$ 864,068$ 989,568$ 1,111,068$ 1,198,589$ (B) Less: goodwill and intangible assets (83,998) (83,971) (83,948) (83,926) (83,907) (83,916) (83,897) (83,895) (C) Total tangible common shareholders' equity (A-B) 678,084$ 744,306$ 802,897$ 832,329$ 780,161$ 905,652$ 1,027,171$ 1,114,694$ (D) Actual common shares outstanding 25,783,728 25,509,474 25,389,117 24,739,512 24,662,286 24,434,604 24,520,162 24,530,796 Book value per common share (GAAP-derived) (A/D)*1000 29.56$ 32.47$ 34.93$ 37.04$ 35.04$ 40.50$ 45.31$ 48.86$ Tangible common book value per share (C/D)*1000 26.30$ 29.18$ 31.62$ 33.64$ 31.63$ 37.06$ 41.89$ 45.44$